                                                                    EXHIBIT 10.2

                            SHAREHOLDERS AGREEMENT

          This Shareholders Agreement (the "Agreement") is made and entered into
                                            ---------
as of September 21, 1999, by and among Inland Resources Inc. a Washington corporation (the "Issuer"), Inland Holdings LLC, a California limited liability
                  ------
company ("Holdings"), Trust Company of the West, a California trust company, as
          --------
Sub-Custodian for Mellon Bank for the benefit of Account No. CPFF 873-3032 ("Fund V"), Joint Energy Development Investments II Limited Partnership, a
  ------
Delaware limited partnership ("JEDI" and together with Holdings, the
                               ----
"Purchasers"), Pengo Securities Corp., a Delaware corporation ("Pengo"), Smith
 ----------                                                     -----
Energy Partnership, a New York general partnership ("SEP"), Randall D. Smith,
                                                     ---
Jeffrey A. Smith, Barbara Stovall Smith, John W. Adams and Arthur J. Pasmas (collectively, the "Smith Individuals") (Pengo, SEP, and the Smith Individuals,
                    -----------------
together with any of their respective affiliates, the "Smith Group").
                                                       -----------

                              W I T N E S S E T H

          WHEREAS, Fund V is presently the holder of $75 million in principal amount of junior secured debt of Inland Production Company, a Texas corporation ("IPC"), plus accrued interest to the date hereof (principal and interest
  ---
collectively, the "Fund V Debt"), and TCW Portfolio No. 1555 DR V Sub-Custody
                   -----------
Partnership, L.P., a California limited partnership ("Portfolio," and
                                                      ---------
collectively with Fund V, "TCW") is presently the holder of warrants (the
                           ---
"Portfolio Warrants") to purchase 158,512 shares of the common stock, par value
 ------------------
$.001 per share of Issuer. The Portfolio Warrants together with the Fund V Debt shall be referred to collectively herein as the "TCW Securities;"
                                                 --------------

          WHEREAS, JEDI is presently the holder of 100,000 shares of the Issuer's Series C Preferred Stock, plus accumulated dividends to the date hereof (the "JEDI Securities");
      ---------------

          WHEREAS, Fund V and Portfolio are members of Holdings;

          WHEREAS, the Issuer, IPC, Inland Refining, Inc., a Utah corporation ("Refining," and together with Issuer and IPC, the "Companies"), TCW and
  --------                                          ---------
Purchasers have entered into an exchange agreement dated as of even date herewith (the "Exchange Agreement") whereby (i) TCW will exchange its entire
               ------------------
interest in the TCW Securities for the issuance to Holdings of (a) 10,757,747 shares of the Issuers' Series D Preferred Stock, (b) 5,882,901 shares of the Issuer's Series Z Preferred Stock and (c) 11,642,949 shares of the Issuer's Common Stock (such Series D Preferred Stock, Series Z Preferred Stock and Common Stock of the Issuer issued to Holdings, the "Holdings New Securities"); and (ii)
                                             -----------------------
JEDI will exchange its entire interest in the JEDI Securities for (a) 121,973 shares of the Issuer's Series E Preferred Stock and (b) 2,920,975 shares of the Issuer's Common Stock (such Series E Preferred Stock and Common Stock issued to JEDI, the "JEDI New Securities")(such transactions hereinafter referred to as
           -------------------
the "Exchange");
     --------

          WHEREAS, the Smith Group presently owns 5,712,071 shares (the "Smith
                                                                         -----
Securities") of the Issuer's Common Stock, as more specifically set forth on
----------
Schedule A hereto

(such schedule setting forth the record holder and number of such shares held by each member of the Smith Group);

          WHEREAS, the execution of this Agreement is a condition to closing of the Exchange Agreement;

          WHEREAS, the Purchasers and the Smith Group desire to make certain provisions regarding, among other things, the election of directors of the Issuer and the transfer of shares of capital stock of the Issuer:

          NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, conditions and agreements contained herein, the parties hereto, intending to be legally bound by the terms hereof, agree as follows:

     SECTION 1.     DEFINITIONS

          As used in this Agreement, the following terms have the following meanings, and capitalized terms not otherwise defined herein have the meaning assigned to them in the Exchange Agreement as in effect on the date hereof.

          "Affiliate" or "affiliate" shall mean, with respect to any Person, any
           ---------      ---------
other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person and, with respect to Fund V or Holdings, any Person which is a participant in or beneficiary of Fund V or Holdings, respectively. For purposes of this definition, "control" shall mean the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); the terms "controlling" and "controlled" shall have meanings correlative to the foregoing. Notwithstanding the foregoing, no individual shall be deemed to be an affiliate of a corporation solely by reason of his or her being an officer or director of such corporation.

          "Authorization" shall have the meaning ascribed to such term in
           -------------
Section 5.2.
-----------

          "Board" or "Board of Directors" shall mean the board of directors of
           -----      ------------------
the Issuer.

          "Commission" shall mean the United States Securities and Exchange
           ----------
Commission or any other similar or successor agency of the federal government administering the Securities Act.

          "Common Stock" shall mean the common stock of the Issuer, par value
           ------------
$.001 per share.

          "Drag-Along Party" or "Drag-Along Parties" shall have the meaning
           ----------------      ------------------
ascribed to such terms in Section 4.
                          ---------

          "Drag-Along Shares" shall have the meaning ascribed to such term in
           -----------------
Section 4.
---------

          "Drag-Along Transaction" shall have the meaning ascribed to such term
           ----------------------
in Section 4.
   ---------

          "Holder" or "Holders" shall mean the Persons holding any of the
           ------      -------
Securities, either individually or collectively as the context so requires.

          "Merger Transaction" shall mean any merger, reorganization or other
           ------------------
business combination with any Person other than an affiliate where the Issuer is not the surviving entity.

          "Person" shall mean any individual, corporation, partnership, limited
           ------
liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or agency or political subdivision thereof.

          "Preferred Stock" shall mean the authorized preferred stock of the
           ---------------
Issuer, par value $.001 per share.

          "Preferred Stock Designation" shall mean the amendment to the Articles
           ---------------------------
of Incorporation of the Issuer, setting forth the terms of the Series D Preferred Stock, Series E Preferred Stock and Series Z Preferred Stock.

          "Prior Agreements" means those certain registration rights agreements
           ----------------
set forth on Schedule 3.2(c) to the Exchange Agreement and that certain Tagalong Agreement dated July 21, 1997 by and among JEDI and Pengo.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
any successor Federal statute and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

          "Securities" shall mean the Smith Securities, the JEDI New Securities,
           ----------
the Holdings New Securities and any shares of Common Stock issued upon conversion of the Series Z Preferred Stock.

          "Series C Preferred Stock" shall mean the Series C Cumulative
           ------------------------
Convertible Preferred Stock of the Issuer, par value $.001 per share.

          "Series D Preferred Stock" shall mean the Series D Redeemable
           ------------------------
Preferred Stock of the Issuer, par value $.001 per share.

          "Series E Preferred Stock" shall mean the Series E Redeemable
           ------------------------
Preferred Stock of the Issuer, par value $.001 per share.

          "Series Z Preferred Stock" shall mean the Series Z Convertible
           ------------------------
Preferred Stock of the Issuer, par value $.001 per share.

          "Tag Transaction" shall have the meaning ascribed to such term in
           ---------------
Section 3.1.
-----------

          "Tagalong Party" or "Tagalong Parties" shall have the meaning ascribed
           --------------      ----------------
to such terms in Section 3.1.
                 -----------

          "Transfer" shall have the meaning ascribed to such term in  Section 2.
           --------                                                   ---------

          "Transferor" shall have the meaning ascribed to such term in Section
           ----------                                                  -------
3.1.
---

          "Transferee" shall have the meaning ascribed to such term in Section
           ----------                                                  -------
3.1.
---

          "Voting Stock" shall mean the capital stock of any class or classes of
           ------------
the Issuer, including, without limitation, the Common Stock, the Series D Preferred Stock, the Series E Preferred Stock and the Series Z Preferred Stock, the holders of which are entitled to participate generally in the election of the members of the Issuer's Board, and any securities of the Issuer convertible into, or exercisable or exchangeable for, any such capital stock of the Issuer.

     SECTION 2.     RIGHT TO TRANSFER

          Except as provided in Section 3 or 4 herein, Purchasers shall have the
                                --------------
right to freely sell, assign, transfer, give away or dispose of (any of the foregoing being hereinafter referred to as a "Transfer") their respective
                                              --------
interests in the Securities, whether in whole or in part, to any Person without restriction other than as set forth in Section 7.1 of the Exchange Agreement.
                                       -----------
Subject to applicable securities laws, any restrictive legends on certificates evidencing the Smith Securities and any agreements governing or restricting transfer of the Smith Securities, the members of the Smith Group may transfer their respective interests in the Securities, whether in whole or in part, to any Person without restriction.

     SECTION 3.     TAGALONG RIGHTS

     3.1       If Holdings or any affiliate thereof ("Transferor") transfers,
                                                      ----------
other than in an offering pursuant to a registration statement or pursuant to Rule 144 (or any successor provision) under the Securities Act, any shares of Common Stock or Series Z Preferred Stock held by such Transferor to any Person SEP is the legal and beneficial holder of the Smith Securities as set forth on Schedule A hereto next to its name. SEP has neither previously sold, assigned, conveyed, transferred or otherwise disposed of, in whole or in part, its securities constituting all or a portion of the Smith Securities, nor, as of the date hereof, has entered into any agreement to sell, assign, other than an affiliate of Holdings (a "Transferee") in one transaction or a
                                        ----------
series of related transactions, which transfer or transfers constitute the Transfer of a majority of the shares of Common Stock and Series Z Preferred Stock held by Holdings and its affiliates as of the date hereof (a "Tag
                                                                    ---
Transaction"), then each of the Smith Group and JEDI (each a "Tagalong Party,"
-----------                                                   --------------
and collectively, the "Tagalong Parties") shall have the right to sell to the Transferee, on the same terms and conditions as provided with respect to the sale by the Transferor to the Transferee, up to the number of shares of Common Stock (rounded to the nearest whole share) equal to the product of (i) the total number of shares of Common Stock which such Tagalong Party then owns and (ii) a fraction with a numerator equal to the number of shares of Common Stock and Series Z Preferred Stock then being sold by the Transferor and a denominator equal to the total number of shares of Common Stock and Series Z Preferred Stock owned by the Transferor. The right of the Transferor to sell shall be subject to the condition that the Transferor shall cause the Transferee that proposes to purchase the shares of the Transferor to offer to purchase, on such terms, such number of shares from the Tagalong Parties; provided, however, that if the Transferee is for any reason unwilling or unable to purchase the aggregate number of shares from the Transferor together with the Tagalong Parties desiring to Transfer shares in such transaction, then the number of shares to be sold by each shall be proportionally reduced (based on the total number of shares originally proposed to tag along or be sold) to such number as, when taken with the number of shares to be sold by each other such party, shall be equal to the number of shares which such Transferee is willing or able to purchase (provided that such Transfer shall comply with the first sentence of this Section 3.1).
                                                                -----------
Each Tagalong Party shall
only be entitled to sell shares of Common Stock under this Section 3 that it
                                                           ---------
owns as of the date hereof; securities acquired after the date hereof in any manner shall not be subject to the tagalong rights provided in this Section 3.
                                                                    ---------

     3.2 The Transferor shall give written notice to the Tagalong Parties at least fifteen (15) business days prior to any proposed Transfer(s) of Common Stock or Series Z Preferred Stock constituting a Tag Transaction. The notice shall specify the proposed Transferee, the number of shares of Common Stock and/or Series Z Preferred Stock to be sold, the amount and type of consideration to be received therefor, and the place and date on which the sale is to be consummated. If either, or both, of the Tagalong Parties desire to include shares of Common Stock in such sale pursuant to Section 3.1, such Tagalong Party
                                                -----------
shall notify the Transferor not more than ten (10) business days after its receipt of the notice from Transferor.

          3.3  The tagalong rights set forth in this Section 3 shall not be
                                                     ---------
transferable or assignable by JEDI or by members of the Smith Group, other than, in each case, to their respective affiliates.

     SECTION 4.     DRAG-ALONG.

     4.1 If Transferor sells, other than in a public offering pursuant to a registration statement or pursuant to Rule 144 (or any successor provision) under the Securities Act, shares of Common Stock and/or Series Z Preferred Stock held by such Transferor to a Transferee in one transaction or a series of related transactions which constitute the transfer of a majority of the then outstanding shares of Common Stock and Series Z Preferred Stock of the Issuer, Holdings and/or its affiliates may, at their option, cause each of the members of the Smith Group and JEDI (either party, and any affiliate thereof, being a "Drag-Along Party" and collectively, the "Drag-Along Parties") to sell to the
 ----------------                         ------------------
Transferee, on the same terms and conditions as provided with respect to the sale by Transferor to such Transferee, up to the number of shares of Common Stock (rounded to the nearest whole share) equal to the product of (i) the total number of shares of Common Stock which such Drag-Along Party then owns and (ii) a fraction with a numerator equal to the number of shares of Common Stock and Series Z Preferred Stock then being sold by the Transferor and a denominator equal to the total number of shares of Common Stock and Series Z Preferred Stock owned by the Transferor (such shares being "Drag-Along Shares" and such
                                            -----------------
transaction being a "Drag-Along Transaction"); provided however, that: (v)
                     ----------------------
Transferor shall only be entitled to drag along shares of Common Stock under this Section 4 that the Drag-Along Party or Parties own as of the date hereof
     ---------
(securities acquired after the date hereof in any manner shall not be subject to the drag-along rights provided in this Section 4); (w) Transferor may not
                                       ---------
receive more than the liquidation preference, plus accrued dividends thereon, for the Series D Preferred Stock sold in a Drag-Along Transaction; (x) the price for the Drag-Along Shares may not be lower than the price paid to other common stockholders in the same or related transaction; (y) the consideration for the Drag-Along Shares shall be paid in cash unless the relevant Drag-Along Party consents to payment in a form other than cash; and (z) if the Drag-Along Transaction is a Merger Transaction, the provisions of this Section 4.1 shall not apply to the Common Stock held by JEDI unless the Series E Preferred Stock then held by JEDI is redeemed in cash as of or prior to the effective date of the Merger Transaction.

     4.2 If any of the Drag-Along Parties proposes to Transfer to any of its affiliates any of the Common Stock held by such Drag-Along Party, then such Drag-Along Party, as a condition to the exercise of such right of Transfer, shall cause such Transferee to agree to be bound by this Section 4. The drag-along rights
                                             ---------
set forth in this Section 4 shall not be applicable to transferees of the Drag-
                  ---------
Along Parties other than to their respective affiliates.

     4.3 To exercise a drag-along right, Transferor shall give written notice to the Drag-Along Party or Parties against whom the right is to be enforced at least fifteen (15) business days prior to any proposed Transfer of Common Stock and/or Series Z Preferred Stock. The notice shall specify the terms of such Transfer and certify as to the facts supporting exercise of the drag-along right. The Drag-Along Parties shall have ten (10) business days after receipt of such notice (the "Drag-Along Notice Period") before such
                                   ------------------------
parties shall be required to Transfer their shares to the Transferee. During the Drag-Along Notice Period the Drag-Along Party or Parties in receipt of such notice may not Transfer any Securities subject to Transferor's drag-along rights under this Section 4 to any Person other than Transferor.
           ---------

     SECTION 5.     BOARD OF DIRECTORS REPRESENTATION; AUTHORIZATION AND
CONVERSION.

     5.1       Board of Directors Representation.  From and after the date
               ---------------------------------
hereof, each of Holdings, JEDI, the members of the Smith Group and any of their respective affiliates who hold Voting Stock shall vote their respective shares of voting stock (including any shares of Voting Stock hereafter acquired, owned or controlled by such Holder), at any regular or special meeting of shareholders of the Issuer called for the purpose of filling positions on the Board, or in any written consent executed in lieu of such a meeting of shareholders, and shall otherwise take all actions necessary to ensure that (i) the Board consists of six (6) members, and (ii) that one (1) individual shall be designated for election to the board by the holders of Common Stock and Series Z Preferred Stock. Each of JEDI and Holdings agrees that neither it nor its respective affiliates shall vote their respective shares of Common Stock and Series Z Preferred Stock then owned by such parties in the election of the individual to be elected to the Board by the holders of the Common Stock and the Series Z Preferred Stock pursuant to clause 5.1(ii) above so long as such respective party or its affiliates hold Series D Preferred Stock or Series E Preferred Stock and the Smith Group continues to hold 10% or more of the combined
      ---
outstanding shares of Common Stock and Series Z Preferred Stock; provided, however, that if Holdings and its affiliates shall not at such time hold Series D Preferred Stock entitling it and its affiliates to elect four (4) members to the Board, then Holdings may vote an amount of its Common Stock in the election of directors in proportion to its reduction in number of directors it (and its affiliates) are then entitled to appoint pursuant to the terms of the Series D Preferred Stock. By way of example only, if Holdings (and its affiliates) may at the time of an election elect only one (1) member to the Board pursuant to the terms of their Series D Preferred Stock, then Holdings (and its affiliates) shall be entitled to vote seventy-five percent (75%) of their Common Stock in the election of directors by holders of the Common Stock. Each member of the Smith Group agrees that it will not vote its respective shares of Common Stock for the election of directors so long as the Smith Group continues to hold 10% or more of the combined outstanding shares of Common Stock and Series Z Preferred Stock; provided, further, that, notwithstanding the foregoing, if the Smith Group does not for any reason vote its respective shares of Common Stock for the election of directors, then both Holdings and JEDI and their affiliates may vote their Common Stock and

Series Z Preferred Stock for the election of any director elected by holders of Common Stock, in addition to directors that may be elected by holders of the Series D Preferred Stock or the Series E Preferred Stock.

     5.2       Authorization and Conversion.  Until such time as all shares of
               -----------------------------
Series Z Preferred Stock is converted into Common Stock, each of Holdings, each of the members of the Smith Group and JEDI, and each of their respective affiliates and transferees, agree to vote their shares of Voting Stock at the Issuer's next meeting of shareholders in favor of and otherwise cause the Issuer to increase the number of shares of Common Stock authorized for issuance such that the total number of authorized shares of Common Stock of the Issuer is greater than or equal to the sum of (a) the number of outstanding shares of Common Stock, (b) the number of shares required to convert to Common Stock all outstanding shares of the Series Z Preferred Stock as provided in the Preferred Stock Designation after giving effect to the Exchange, and (c) the number of shares of Common Stock reserved for issuance pursuant to warrants and options authorized for issuance under the Issuer's existing stock option plans or agreements (the "Authorization") so that the Issuer can thereupon automatically
                 -------------
convert the Series Z Preferred Stock to Common Stock as provided in the Preferred Stock Designation. As soon as reasonably possible after obtaining the Authorization, the Issuer shall cause the prompt filing of an amendment to the Issuer's Articles of Incorporation with the Secretary of State of Washington to give effect to the Authorization.

     SECTION 6.     WAIVER OF ANTI-TAKEOVER RIGHTS

          To the extent permitted by law, each of JEDI and its affiliates and each of the members of the Smith Group and their affiliates, expressly waive all rights and claims against Fund V, Holdings or the Issuer or otherwise with respect to the transactions contemplated by the Exchange Agreement or any future or subsequent transactions under any anti-takeover statutes of applicable law including, but not limited to, Chapter 19 of the Washington Business Corporation Act (RCW 23B.19.010 - 19.050).

     SECTION 7.     REPRESENTATIONS AND WARRANTIES; CONSENT TO EXCHANGE

          Each member of the Smith Group, respectively, hereby represents, warrants and covenants as follows:


     7.1 Pengo is the legal and beneficial holders of the Smith Securities as set forth on Schedule A hereto next to its name. Pengo has neither previously sold, assigned, conveyed, transferred or otherwise disposed of, in whole or in part, its securities constituting all or a portion of the Smith Securities, nor, as of the date hereof, has entered into any agreement to sell, assign, convey, transfer or otherwise dispose of, in whole or in part, such securities.

     7.2 SEP is the legal and beneficial holder of the Smith Securities as set forth on Schedule A hereto next to its name. SEP has neither previously sold, assigned, conveyed, transferred or otherwise disposed of, in whole or in part, its securities constituting all or a portion of the Smith Securities, nor, as of the date hereof, has entered into any agreement to sell, assign, convey, transfer or otherwise dispose of, in whole or in part, such securities.

     7.3 Randall D. Smith is the legal and beneficial holder of the Smith Securities as set forth on Schedule A hereto next to his name. Randall D. Smith has neither previously sold, assigned, conveyed, transferred or otherwise disposed of, in whole or in part, his securities constituting all or a portion of the Smith Securities, nor, as of the date hereof, has entered into any agreement to sell, assign, convey, transfer or otherwise dispose of, in whole or in part, such securities.

     7.4 Jeffrey A. Smith is the legal and beneficial holder of the Smith Securities as set forth on Schedule A hereto next to his name. Jeffrey A. Smith has neither previously sold, assigned, conveyed, transferred or otherwise disposed of, in whole or in part, his securities constituting all or a portion of the Smith Securities, nor, as of the date hereof, has entered into any agreement to sell, assign, convey, transfer or otherwise dispose of, in whole or in part, such securities.

     7.5 Barbara Stovall Smith is the legal and beneficial holder of the Smith Securities as set forth on Schedule A hereto next to her name. Barbara Stovall Smith has neither previously sold, assigned, conveyed, transferred or otherwise disposed of, in whole or in part, her securities constituting all or a portion of the Smith Securities, nor, as of the date hereof, has entered into any agreement to sell, assign, convey, transfer or otherwise dispose of, in whole or in part, such securities.

     7.6 John W. Adams is the legal and beneficial holder of the Smith Securities as set forth on Schedule A hereto next to his name. John W. Adams has neither previously sold, assigned, conveyed, transferred or otherwise disposed of, in whole or in part, his securities constituting all or a portion of the Smith Securities, nor, as of the date hereof, has entered into any agreement to sell, assign, convey, transfer or otherwise dispose of, in whole or in part, such securities.

     7.7 Arthur A. Pasmas is the legal and beneficial holder of the Smith Securities as set forth on Schedule A hereto next to his name. Arthur A. Pasmas has neither previously sold, assigned, conveyed, transferred or otherwise disposed of, in whole or in part, his securities constituting all or a portion of the Smith Securities, nor, as of the date hereof, has entered into any agreement to sell, assign, convey, transfer or otherwise dispose of, in whole or in part, such securities.

     7.8 Each of Pengo, SEP, Randall D. Smith, Jeffrey A. Smith, Barbara Stovall Smith, John W. Adams and Arthur J. Pasmas, by signing this Agreement, hereby consent, individually, and collectively as holders of a majority of the Common Stock of the Issuer, to the transactions constituting, or entered into in connection with, the Exchange.

     SECTION 8.     SPECIAL PURCHASE RIGHTS

               Each time Holdings, Fund V or Portfolio (or any of their affiliate transferees of Holdings' securities acquired under the Exchange Agreement) endeavor to purchase shares of Common Stock from any Person not a party hereto other than from an affiliate, Holdings shall offer to buy, for the same price and on the same terms and conditions, a proportionate number (based on the percentages set forth in Schedule A hereto or such other percentages as specified in any subsequent notice) of shares of Common Stock from each member of the Smith Group and JEDI equal in aggregate amount to the amount Holdings, Fund V or Portfolio endeavor to purchase or the total number of shares of Common Stock then held by members of the Smith Group and JEDI, whichever is less, based on the number of shares of Common Stock to be purchased by Holdings, Fund V or Portfolio (or their affiliate transferees). If any offer pursuant to this Section 8 is not accepted, in writing, within five
                           ---------
(5) business days by any member of the Smith Group or JEDI, such offer shall be deemed rejected and Holdings shall have no further obligations pursuant to this
Section 8 with respect to such member of the Smith Group or JEDI and that
---------
particular purchase of Common Stock by Holdings, Portfolio and/or Fund V (and/or their affiliate transferees).

     SECTION 9.     MISCELLANEOUS

     9.1       Successors and Assigns; Termination
               -----------------------------------

     Except as otherwise expressly provided herein, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties hereto; provided, however, as to any particular Securities, this Agreement shall terminate and not apply when such Securities are no longer held by any members of the Smith Group, the Purchasers or their respective affiliates; provided further that the provisions of Section 5.2 shall apply to
                                                    -----------
Securities until all outstanding Series Z Preferred Stock is converted to Common Stock; and provided further, that the provisions of Section 8 shall apply to
                                                    ---------
Holdings, Fund V and Portfolio regardless of their holdings of Securities. Nothing herein shall be construed to prohibit any future holder of the Securities from assuming the rights and obligations under this Agreement.

     9.2       Amendment and Waiver, etc
               -------------------------

  This Agreement may be amended, and the observance of any term of this Agreement may be waived only with the written consent of all parties adversely effected or impacted by such waiver or amendment. No failure or delay on the part of any of the parties in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the parties at law or in equity or otherwise.

     9.3       Counterparts
               ------------

   Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

     9.4       Severability
               ------------

   In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     9.5       Specific Performance
               --------------------

  The parties recognize that money damages may be inadequate to compensate for a breach of the obligations hereunder, and irrevocably agree that the remedy of specific performance or the granting of such other equitable remedies as may be appropriate may be granted in order to afford the parties the benefits of this Agreement and the parties shall not object and waive any right to object to such remedies on the grounds that money damages will not be sufficient to compensate for a breach hereof.

     9.6       Notices.   All communications under this Agreement shall be in
               -------
writing and shall be effective (a) upon hand delivery or delivery by telecopy or facsimile, if delivered on a business day during normal business hours where such notice is to be received or (b) on the second business day following the date of mailing by first class mail, postage prepaid or by express or courier service, fully prepaid or upon actual receipt of such mailing, whichever shall first occur :

     (i) if to any party hereto at its address for notice specified beneath its name on the signature page hereof, or at such other address as it may have furnished in writing to the Issuer; or

     (ii) if to any other Person who is the registered holder of any Preferred Stock, to the address for the purpose of such holder as it appears in the stock ledger of the Issuer.

     9.7       Governing Law.  This Agreement shall be construed in accordance
               -------------
with and governed by the law of the State of Washington.

     9.8       Prior Agreement.  Upon execution of this Agreement by the parties
               ---------------
hereto, the Prior Agreements shall be automatically terminated as of the date hereof.

          IN WITNESS WHEREOF, the parties hereto have executed this Shareholders Agreement as of the day and year first above written.

                              INLAND RESOURCES INC.,
                                 a Washington corporation



                              By:  \s\ Kyle R. Miller
                                   ---------------------------------------------
                                       Kyle R. Miller
                                       Co-Chief Executive Officer

                              Address for Notices:

                              410 17/th/ Street, Suite 700
                              Denver, Colorado  80202
                              Attention:  Chief Executive Officer
                              Telephone:  (303) 893-0102
                              Facsimile:  (303) 893-0113

                              INLAND HOLDINGS LLC, a California limited liability company,

                              By: TRUST COMPANY OF THE WEST, a California trust company, as Sub-Custodian for Mellon Bank for the benefit of Account No. CPFF 873-3032, Member

                              By:  \s\ Thomas F. Mehlberg
                                   ---------------------------------------------
                                       Thomas F. Mehlberg
                                       Managing Director

                              By:  \s\ Marc MacAluso
                                   ---------------------------------------------
                                       Marc MacAluso
                                       Senior Vice President

                              By:  TCW PORTFOLIO NO. 1555 DR V SUB-
                              CUSTODY PARTNERSHIP, L.P., a California
                              limited partnership, Member

                              By:  TCW ROYALTY COMPANY V, a California
                                   corporation, Managing General Partner

                              By:  \s\ Thomas F. Mehlberg
                                   ---------------------------------------------
                                       Thomas F. Mehlberg
                                       Managing Director

                              Address for Notices:
                              865 South Figueroa Street
                              Los Angeles, California 90017
                              Attention:  Arthur R. Carlson
                              Telephone:  (213) 244-0000
                              Facsimile:  (213) 244-0604

                              With Copies To:

                              TCW Asset Management Company
                              1000 Louisiana, Suite 2175
                              Houston, Texas 77002
                              Attention:  Marc MacAluso
                              Telephone:  (713) 615-7415
                              Facsimile:  (713) 615-7460

                              Milbank, Tweed, Hadley & McCloy LLP
                              601 South Figueroa Street, 30/th/ Floor

                              Los Angeles, CA  90017
                              Attention:  David A. Lamb, Esq.
                              Telephone:  (213) 892-4000
                              Facsimile:  (213) 629-5063

                              TRUST COMPANY OF THE WEST,
                              a California trust company, as Sub-Custodian for Mellon Bank for the benefit of Account No. CPFF 873-3032


                              By:  \s\ Thomas F. Mehlberg
                              -------------------------------------------------
                                   Thomas F. Mehlberg
                                   Managing Director


                              By:  \s\ Marc MacAluso
                              -------------------------------------------------
                                   Marc MacAluso
                                   Senior Vice President

                              Address for Notices:

                              865 South Figueroa Street
                              Los Angeles, California 90017
                              Attention:  Arthur R. Carlson
                              Telephone:  (213) 244-0000
                              Facsimile:  (213) 244-0604

                              With Copies To:

                              TCW Asset Management Company
                              1000 Louisiana, Suite 2175
                              Houston, Texas 77002
                              Attention:  Marc MacAluso
                              Telephone:  (713) 615-7415
                              Facsimile:  (713) 615-7460

                              Milbank, Tweed, Hadley & McCloy LLP
                              601 South Figueroa Street, 30/th/ Floor
                              Los Angeles, CA  90017
                              Attention:  David A. Lamb, Esq.
                              Telephone:  (213) 892-4000
                              Facsimile:  (213) 629-5063

                              JOINT ENERGY DEVELOPMENT
                              INVESTMENTS II LIMITED PARTNERSHIP,
                                 a Delaware limited partnership

                              By:  Enron Capital Management II Limited
                                   Partnership, its General Partner

                              By:  Enron Capital II Corp., its General Partner



                              By:  \s\ John Hopley
                                   -------------------------------------------
                                       John Hopley
                                       Vice President

                              Address for Notices:

                              Enron North America Compliance Department
                              1400 Smith Street
                              Houston, Texas  77002
                              Attention:  Donna W. Lowry
                              Telephone:  (713) 853-6161
                              Facsimile:  (713) 646-4039/4946

                              PENGO SECURITIES CORP., a Delaware corporation



                              By: \s\ David Persing
                                  ----------------------------------------------
                                      David Persing

                              Address for Notices:

                              885 3/rd/ Avenue, 34/th/ Floor
                              New York, New York  10022
                              Attention:  David Persing
                              Telephone:  (212) 888-5500
                              Facsimile:  (212) 702-0145

                              SMITH ENERGY PARTNERSHIP, a New York general partnership

                              By:  Smith Management LLC,
                              a New York limited liability company,
                              its General Partner

                              By: \s\ David Persing
                                  ----------------------------------------------
                                      David Persing

                              Address for Notices:

                              885 3/rd/ Avenue, 34/th/ Floor
                              New York, New York  10022
                              Attention:  David Persing
                              Telephone:  (212) 888-5500
                              Facsimile:  (212) 702-0145

                              \s\ Randall D. Smith
                              -------------------------------------------------
                              RANDALL D. SMITH, an individual

                              Address for Notices:

                              885 3/rd/ Avenue, 34/th/ Floor
                              New York, New York  10022
                              Attention:  David Persing
                              Telephone:  (212) 888-5500
                              Facsimile:  (212) 702-0145



                              \s\ Jeffrey A. Smith
                              --------------------------------------------------
                              JEFFREY A. SMITH, an individual

                              Address for Notices:

                              885 3/rd/ Avenue, 34/th/ Floor
                              New York, New York  10022
                              Attention:  David Persing
                              Telephone:  (212) 888-5500
                              Facsimile:  (212) 702-0145




                              \s\ Barbara Stovall Smith
                              --------------------------------------------------
                              BARBARA STOVALL SMITH, an individual

                              Address for Notices:

                              885 3/rd/ Avenue, 34/th/ Floor
                              New York, New York  10022
                              Attention:  David Persing
                              Telephone:  (212) 888-5500
                              Facsimile:  (212) 702-0145

                              \s\ John W. Adams
                              -------------------------------------------------
                              JOHN W. ADAMS, an individual

                              Address for Notices:

                              885 3/rd/ Avenue, 34/th/ Floor
                              New York, New York  10022
                              Attention:  David Persing
                              Telephone:  (212) 888-5500
                              Facsimile:  (212) 702-0145



                              \s\ Arthur J. Pasmas
                              --------------------------------------------------
                              ARTHUR J. PASMAS, an individual
                              Address for Notices:

                              5858 Westheimer, Suite 400
                              Houston, Texas  77057
                              Attention:  Arthur J. Pasmas
                              Telephone:  (713) 782-5215
                              Facsimile:  (713) 782-0916

                                   Schedule A
                                   ----------

Shares of Common Stock of the Issuer Held By Members of the Smith Group and JEDI
                      after giving effect to the Exchange



          Holder             Shares of Common Stock  Smith Group Share
          ------             ----------------------  ------------------
                                                         Percentage
                                                         ----------
Pengo Securities Corp.*                   4,029,269              46.67%
Smith Energy Partnership*                   152,220               1.76
Randall D. Smith*                           874,410              10.13
Jeffrey A. Smith*                           163,735               1.90
Barbara Stovall Smith*                      108,000               1.25
John W. Adams*                              163,735               1.90
Arthur A. Pasmas*                           220,702               2.56
      JEDI                                2,920,975              33.83
      Total                               8,633,046                100%
      -----                               ---------              -----

* members of the Smith Group